                                  Exhibit 23(a)

             Consent of Kraft Bros., Esstman, Patton & Harrell, PLLC

                          INDEPENDENT AUDITORS' CONSENT

         We consent to the incorporation by reference in First Southern Bancshares, Inc.'s Registration Statement No. 333-03832 on Form S-8 and in First Southern Bancshares, Inc.'s Registration Statement No. 333-32619 on Form S-8 of our report dated February 28, 2003, for the year ended December 31, 2001 appearing in this Form 10-KSB/A.


/s/ KRAFT BROS., ESSTMAN, PATTON & HARRELL, PLLC



Nashville, Tennessee
April 14, 2003